Monthly Noteholder's Statement
GE Capital Credit Card Master Note Trust
Series 2005 - 3

Class A 4.1300% Notes
Class B LIBOR + 0.3000% Notes
Class C LIBOR + 0.4000% Notes

Pursuant to the Master Indenture, dated as of September 25, 2003 (as amended and supplemented, the "Indenture") between GE Capital Credit Card Master Note Trust (the "Issuer") and Deutsche Bank Trust Company Americas, as indenture trustee (the "Indenture Trustee"), as supplemented by the Series 2005 - 3 Indenture Supplement (the "Indenture Supplement"), dated as of June 30, 2005, between the Issuer and the Indenture Trustee, the Issuer is required to prepare, or cause the Servicer to prepare, certain information each month regarding current distributions to the Series 2005 - 3 Noteholders and the performance of the Trust during the previous month. The information required to be prepared with respect to the Payment Date of April 15, 2010, and with respect to the performance of the Trust during the Monthly Period ended March 21, 2010 is set forth below. Capitalized terms used herein are defined in the Indenture and the Indenture Supplement. The Discount Percentage (as defined in the Tranfer Agreement) remains at 0% for all the Receivables in the Trust until otherwise indicated. The undersigned, an Authorized Officer of the Servicer, does hereby certify as follows:

Record Date:	03/31/2010
Monthly Period Beginning:	02/22/2010
Monthly Period Ending:	03/21/2010
Previous Payment Date:	03/15/2010
Payment Date:	04/15/2010
Interest Period Beginning:	03/15/2010
Interest Period Ending:	04/14/2010
Days in Monthly Period:	28
Days in Interest Period:	31
LIBOR Determination Date	03/11/2010
LIBOR Rate	0.23000%
Is there a Reset Date?	Yes

Reset Date #1:	03/21/2010

I. Trust Receivables Information
a.	Number of Accounts Beginning	42,037,312
b.	Number of Accounts Ending	41,855,326
c.	Average Account Balance (q / b)	421.18

d.	BOP Principal Receivables	18,102,138,848.42
e.	BOP Finance Charge Receivables	635,831,887.34
f.	BOP Total Receivables	18,737,970,735.76

g.	Increase in Principal Receivables from Additional Accounts	245,455,949.80
h.	Increase in Principal Activity on Existing Securitized Accounts	1,936,806,707.78
i.	Increase in Finance Charge Receivables from Additional Accounts	1,929,161.61
j.	Increase in Finance Charge Activity on Existing Securitized Accounts	369,647,382.92
k.	Increase in Total Receivables	2,553,839,202.11

l.	Decrease in Principal Receivables due to Account Removal	0.00
m.	Decrease in Principal Activity on Existing Securitized Accounts	2,655,896,759.25
n.	Decrease in Finance Charge Receivables due to Account Removal	0.00
o.	Decrease in Finance Charge Activity on Existing Securitized Accounts	428,726,277.28
p.	Decrease in Total Receivables	3,084,623,036.53

q.	EOP Aggregate Principal Receivables	17,628,504,746.75
r.	EOP Finance Charge Receivables	578,682,154.59
s.	EOP Total Receivables	18,207,186,901.34

t.	Excess Funding Account Balance	0.00

u.	Required Principal Balance	17,135,081,389.33
v.	Minimum Free Equity Amount (EOP Aggregate Principal Receivables * 7.0%)	1,233,995,332.27
w.	Free Equity Amount (EOP Principal Receivables - EOP Collateral Amount (II.c.ii+II.a.ii+II.b.iii))	1,399,299,275.05

II. Investor Information (Trust Level)
a.	Note Principal Balance (Sum of all Series)
i.	Beginning of Interest Period	15,058,084,081.38
ii.	Increase in Note Principal Balance due to New Issuance	0.00
iii.	Decrease in Note Principal Balance due to Principal Paid and Note Retired	387,159,395.12
iv.	As of Payment Date	14,670,924,686.26

b.	Excess Collateral Amount (Sum of all Series)
i.	Beginning of Interest Period	1,171,121,390.32
ii.	Increase in Excess Collateral Amount in connection with the Supplemental Indenture	0.00
iii.	Increase in Excess Collateral Amount due to New Issuance	0.00
iv.	Reductions in Required Excess Collateral Amount	105,700,954.35
v.	Increase in Unreimbursed Investor Charge-Off	0.00
vi.	Decrease in Unreimbursed Investor Charge-Off	0.00
vii.	Increase in Unreimbursed Reallocated Principal Collections	0.00
viii.	Decrease in Unreimbursed Reallocated Principal Collections	0.00
ix.	As of Payment Date	1,065,420,435.97

c.	Collateral Amount (Sum of all Series)
i.	End of Prior Monthly Period	16,645,383,128.88
ii.	Beginning of Interest Period	16,229,205,471.70
iii.	As of Payment Date	15,013,220,121.23

III. Trust Performance Data (Monthly Period)
a.	Gross Trust Yield (Finance Charge Collections + Recoveries / BOP Principal Receivables)
i.	Current	26.9066%
ii.	Prior Monthly Period	27.5911%
iii.	Two Months Prior Monthly Period	23.6232%
iv.	Three-Month Average	26.0403%

b.	Payment Rate (Principal Collections / BOP Principal Receivables)
i.	Current	13.8180%
ii.	Prior Monthly Period	13.7109%
iii.	Two Months Prior Monthly Period	13.5713%
iv.	Three-Month Average	13.7001%

c.	Gross Charge-Off Rate excluding Fraud (Default Amount for Defaulted Accounts - Fraud Amount / BOP Principal Receivables)
i.	Current	10.1034%
ii.	Prior Monthly Period	10.0303%
iii.	Two Months Prior Monthly Period	9.8998%
iv.	Three-Month Average	10.0111%

d.	Charge-Off Rate (Default Amount for Defaulted Accounts / BOP Principal Receivables)	10.2453%

e.	Net Charge-Off Rate excluding Fraud (Default Amount for Defaulted Accounts - Recoveries - Fraud Amount / BOP Principal Receivables)
i.	Current	9.2770%
ii.	Prior Monthly Period	9.2194%
iii.	Two Months Prior Monthly Period	9.2049%
iv.	Three-Month Average	9.2338%

f.	Net Charge-Off Rate (Default Amount for Defaulted Accounts - Recoveries/ BOP Principal Receivables)	9.4190%

g.	Default Amount for Defaulted Accounts	154,551,311.41

h.	Recovery Amount	12,465,277.48

i.	Collections
i.	Total Trust Finance Charge Collections	393,424,005.00
ii.	Total Trust Principal Collections	2,501,345,447.84
iii.	Total Trust Collections	2,894,769,452.84

j.	Delinquency Data	Percentage	Total Receivables
i.	1-29 Days Delinquent	4.2552%	774,748,137.52
ii.	30-59 Days Delinquent	1.5208%	276,886,689.95
iii.	60-89 Days Delinquent	1.1313%	205,973,472.34
iv.	90-119 Days Delinquent	0.9949%	181,144,461.40
v.	120-149 Days Delinquent	0.8933%	162,643,359.93
vi.	150-179 Days Delinquent	0.7751%	141,127,052.83
vii.	180 or Greater Days Delinquent	0.0001%	26,293.77

IV. Series Performance Data

a.	Portfolio Yield (Finance Charge Collections + Recoveries - Aggregate Investor Default Amount + PAA Inv Proceeds / BOP Collateral)
i.	Current	16.6769%
ii.	Prior Monthly Period	17.6495%
iii.	Two Months Prior Monthly Period	13.5901%
iv.	Three-Month Average	15.9722%

b.	Base Rate (Noteholder Servicing Fee + Admin Fee + Monthly Interest + Swap Payments - Swap Receipts / BOP Collateral)
i.	Current	5.6595%
ii.	Prior Monthly Period	6.1940%
iii.	Two Months Prior Monthly Period	5.5467%
iv.	Three-Month Average	5.8001%

c.	Excess Spread Percentage (Portfolio Yield - Base Rate)
i.	Current	11.0174%
ii.	Prior Monthly Period	11.4554%
iii.	Two Months Prior Monthly Period	8.0434%
iv.	Quarterly Excess Spread Percentage	10.1721%

V. Investor Information Regarding Distributions to Noteholders
a.	The total amount of the distribution to Class A Noteholders per $1000 Note	3.441667
	Initial Principal Balance.

b.	The amount of the distribution set forth in paragraph a. above in respect of interest on	3.441667
	the Class A Notes, per $1000 Note Initial Principal Balance.

c.	The amount of the distribution set forth in paragraph a. above in respect of principal	0.000000
	on the Class A Notes, per $1000 Note Initial Principal Balance.

d.	The total amount of the distribution to Class B Noteholders per $1000 Note	0.456389
	Initial Principal Balance.

e.	The amount of the distribution set forth in paragraph d. above in respect of interest on	0.456389
	the Class B Notes, per $1000 Note Initial Principal Balance.

f.	The amount of the distribution set forth in paragraph d. above in respect of principal	0.000000
	on the Class B Notes, per $1000 Note Initial Principal Balance.

g.	The total amount of the distribution to Class C Noteholders per $1000 Note	0.542500
	Initial Principal Balance.

h.	The amount of the distribution set forth in paragraph g. above in respect of interest on	0.542500
	the Class C Notes, per $1000 Note Initial Principal Balance.

i.	The amount of the distribution set forth in paragraph g. above in respect of principal	0.000000
	on the Class C Notes, per $1000 Note Initial Principal Balance.

VI. Investor Information
a.	Class A Note Initial Principal Balance	592,500,000.00
b.	Class B Note Initial Principal Balance	82,500,000.00
c.	Class C Note Initial Principal Balance	39,375,000.00
d.	Initial Excess Collateral Amount	75,625,000.00
e.	Initial Collateral Amount	790,000,000.00

f.	Class A Note Principal Balance
i.	Beginning of Interest Period	592,500,000.00
ii.	Principal Payment	0.00
iii.	As of Payment Date	592,500,000.00

g.	Class B Note Principal Balance
i.	Beginning of Interest Period	82,500,000.00
ii.	Principal Payment	0.00
iii.	As of Payment Date	82,500,000.00

h.	Class C Note Principal Balance
i.	Beginning of Interest Period	39,375,000.00
ii.	Principal Payment	0.00
iii.	As of Payment Date	39,375,000.00

i.	Excess Collateral Amount
i.	Beginning of Interest Period	75,625,000.00
ii.	Increase in Excess Collateral Amount in connection with Supplemental Indenture	0.00
iii.	Reduction in Excess Collateral Amount	25,208,333.33
iv.	As of Payment Date	50,416,666.67

j.	Collateral Amount
i.	Beginning of Interest Period	790,000,000.00
ii.	Increase in Excess Collateral Amount in connection with the Supplemental Indenture	0.00
iii.	Increase / Decrease in Unreimbursed Investor Charge-Offs	0.00
iv.	Increase / Decrease in Reallocated Principal Collections	0.00
v.	Reduction in Excess Collateral Amount	25,208,333.33
vi.	Principal Accumulation Account Deposit	238,125,000.00
vii.	As of Payment Date	526,666,666.67
viii.	Collateral Amount as a Percentage of Note Trust Principal Balance	2.9876%
ix.	Amount by which Note Principal Balance exceeds Collateral Amount	N/A

k.	Required Excess Collateral Amount	50,416,666.67

VII. Investor Charge-Offs and Reallocated Principal Collections
(Section references relate to Indenture Supplement)

a.	Beginning Unreimbursed Investor Charge-Offs	0.00
b.	Current Unreimbursed Investor Defaults	0.00
c.	Current Unreimbursed Investor Uncovered Dilution Amount	0.00
d.	Current Reimbursement of Investor Charge-Offs pursuant to Section 4.4(a)(vii)	0.00
e.	Ending Unreimbursed Investor Charge-Offs	0.00
f.	Beginning Unreimbursed Reallocated Principal Collections	0.00
g.	Current Reallocated Principal Collections pursuant to Section 4.7	0.00
h.	Current Reimbursement of Reallocated Principal Collections pursuant to Section 4.4(a)(vii)	0.00
i.	Ending Unreimbursed Reallocated Principal Collections	0.00

VIII. Investor Percentages - BOP Balance and Series Account Information
a.	Allocation Percentage Numerator - for Finance Charge Collections and Default Amounts	790,000,000.00

b.	Allocation Percentage Numerator - for Principal Collections	790,000,000.00

c.	Allocation Percentage Denominator

i.	Aggregate Principal Receivables Balance as of Prior Monthly Period	18,102,138,848.42
ii.	Number of Days at Balance	27
iii.	Aggregate Principal Receivables Balance on Reset Date 1	17,628,504,746.75
iv.	Number of Days at Balance	1
v.	Average Principal Balance	18,085,223,344.79

d.	Sum of Allocation Percentage Numerators for all outstanding Series with respect to	16,229,205,471.70
	Finance Charge Collections and Default Amounts

e.	Sum of Allocation Percentage Numerators for all outstanding Series with respect to	17,135,081,389.33
	Principal Collections

f.	Allocation Percentage, Finance Charge Collections and Default Amount (a. / greater of c.v. or d.)	4.3682%
g.	Allocation Percentage, Principal Collections (b. / greater of c.v. or e.)	4.3682%
h.	Series Allocation Percentage	4.8678%

IX. Collections and Allocations	Trust	Series

a. Finance Charge Collections	393,424,005.00	17,185,575.10
b. Recoveries	12,465,277.48	544,509.13
c. Principal Collections	2,501,345,447.84	109,263,948.04
d. Default Amount	154,551,311.41	6,751,121.27
e. Dilution	134,082,101.59	5,856,983.81
f. Investor Uncovered Dilution Amount	0.00	0.00
g. Dilution including Fraud Amount	136,223,019.71
h. Available Finance Charge Collections
i.	Investor Finance Charge Collections	17,185,575.10
ii.	Excess Finance Charge Collections allocable to Series 2005 – 3	0.00
iii.	Principal Accumulation Account Investment Proceeds	0.00
iv.	Investment earnings in the Reserve Account	0.00
v.	Reserve Account Draw Amount	0.00
vi.	Net Swap Receipts	0.00
vii.	Recoveries	544,509.13
i. Available Finance Charge Collections (Sum of g.i through h.vii)		17,730,084.23
j. Total Collections (c.Series + i.)		126,994,032.27
k. Total Finance Charge Collections deposited in the Collection Account		2,489,470.17
(net of any amounts distributed to Transferor and owed to Servicer)

X. Application of Available Funds pursuant to Section 4.4(a) of the Indenture Supplement

a. Available Finance Charge Collections	17,730,084.23

i. On a pari passu basis:
a. Payment to the Indenture Trustee, to a maximum of $25,000	0.00
b. Payment to the Trustee, to a maximum of $25,000	0.00
c. Payment to the Administrator, to a maximum of $25,000	17.04

ii. To the Servicer:
a. Noteholder Servicing Fee	1,316,666.67
b. Noteholder Servicing Fee previously due but not paid	0.00
c. Total Noteholder Servicing Fee	1,316,666.67

iii. On a pari passu basis:
a. Class A Monthly Interest	2,039,187.50
b. Class A Deficiency Amount	0.00
c. Class A Additional Interest	0.00
d. Class A Additional Interest not paid on prior Payment Date	0.00
e. Class A Net Swap Payments	0.00
f. Class A Net Swap Payments not paid on a prior Payment Date	0.00
iv. On a pari passu basis:
a. Class B Monthly Interest	37,652.08
b. Class B Deficiency Amount	0.00
c. Class B Additional Interest	0.00
d. Class B Additional Interest not paid on prior Payment Date	0.00
e. Class B Net Swap Payments	264,847.92
f. Class B Net Swap Payments not paid on a prior Payment Date	0.00
v. On a pari passu basis:
a. Class C Monthly Interest	21,360.94
b. Class C Deficiency Amount	0.00
c. Class C Additional Interest	0.00
d. Class C Additional Interest not paid on prior Payment Date	0.00
e. Class C Net Swap Payments	126,404.69
f. Class C Net Swap Payments not paid on a prior Payment Date	0.00
vi. To be treated as Available Principal Collections
a. Aggregate Investor Default Amount	6,751,121.27
b. Aggregate Investor Uncovered Dilution Amount	0.00

vii. To be treated as Available Principal Collections, to the extent not previously reimbursed
a. Investor Charge-offs	0.00
b. Reallocated Principal Collections	0.00

viii. Excess of Required Reserve Account Amount Over Available Reserve Account Amount	0.00

ix. Amounts required to be deposited to the Spread Account	0.00

x.	To be treated as Available Principal Collections: Series Allocation Percentage of Minimum Free Equity Shortfall	0.00

xi. On a pari passu basis:
a. Partial or early termination or other additional amount owed to Class A Swap	0.00
Counterparty
b. Partial or early termination or other additional amount owed to Class B Swap Counterparty	0.00

c. Partial or early termination or other additional amount owed to Class C Swap	0.00
Counterparty

xii. Unless an Early Amortization Event has occurred, amounts that have not been paid pursuant to (a)(i) above		0.00

xiii.	The balance, if any, will constitute a portion of Excess Finance Charge Collections for such Payment Date and first will be available for allocation to other Series in Group One and, second, paid to the Transferor, to be applied in accordance with Section 8.6 of the Indenture unless:	7,172,826.12

a.	Unless an Early Amortization Event has occurred, to the Transferor; and or	0.00

b.	If an Early Amortization Event has occurred, first, to pay Monthly Principal in accordance with Section 4.4(c) of the Indenture to the extent not paid in full from Available Principal Collections (calculated without regard to amounts available to be treated as Available Principal Collections pursuant to this clause), second, to pay on a pari passu basis any amounts owed to such Persons listed in clause (a)(i) above that have been allocated to Series 2010-2 in accordance with Section 8.4(d) of the Indenture and that have not been paid pursuant to clauses (a)(i) and (a)(xi) above, and, third, any amounts remaining after payment in full of the Monthly Principal and amounts owed to such Persons listed in clause (a)(i) above shall be paid to the Issuer.	0.00

XI. Excess Finance Charge Collections (Group One)
a.	Total Excess Finance Charge Collections in Group One	153,068,199.59
b.	Finance Charge Shortfall for Series 2005 – 3	0.00
c.	Finance Charge Shortfall for all Series in Group One	0.00
d.	Excess Finance Charges Collections Allocated to Series 2005 – 3	0.00

XII. Available Principal Collections and Distributions (Section references relate to Indenture Supplement)
a.	Investor Principal Collections	109,263,948.04
b.	Less: Reallocated Principal Collections for the Monthly Period pursuant to Section 4.7	0.00
c.	Plus: Shared Principal Collections allocated to this Series	122,109,930.69
d.	Plus: Aggregate amount to be treated as Available Principal Collections pursuant to Section 4.4(a)(vi)	6,751,121.27
e.	Plus: Aggregate amount to be treated as Available Principal Collections pursuant to Section 4.4(a)(vii)	0.00
f.	Plus: During an Early Amortization Period, the amount of Available Finance Charge Collections used to	0.00
	pay principal on the Notes pursuant to Section 4.4(a)(xii)
g.	Available Principal Collections (Deposited to Principal Account)	238,125,000.00

i.	During the Revolving Period, Available Principal Collections treated as Shared Principal	0.00
	Collections Pursuant to Section 4.4(b)
ii.	During the Controlled Accumulation Period, Available Principal Collections deposited to the	238,125,000.00
	Principal Accumulation Account pursuant to Section 4.4(c)(i),(ii)
iii.	During the Early Amortization Period, Available Principal Collections deposited to the	0.00
	Distribution Account pursuant to Section 4.4(c)
iv.	Series Shared Principal Collections available to Group One pursuant to Section 4.4(c)(iii)	0.00
v.	Principal Distributions pursuant to Section 4.4(e) in order of priority
a. Principal paid to Class A Noteholders	0.00
b. Principal paid to Class B Noteholders	0.00
c. Principal paid to Class C Noteholders	0.00
vi.	Total Principal Collections Available to Share (Inclusive of Series 2005 – 3)	1,892,267,253.02
vii.	Series Principal Shortfall	122,109,930.69
viii.	Shared Principal Collections allocated to this Series from other Series	122,109,930.69

XIII. Series 2005 – 3 Accumulation
a.	Controlled Accumulation Period Length in months (scheduled)	3.00
b.	Controlled Accumulation Amount	238,125,000.00
c.	Controlled Deposit Amount	238,125,000.00
d.	Accumulation Shortfall	0.00
e.	Principal Accumulation Account Balance
i.	Beginning of Interest Period	0.00
ii.	Controlled Deposit Amount	238,125,000.00
iii.	Withdrawal for Principal Payment	0.00
iv.	As of Payment Date	238,125,000.00

XIV. Reserve Account Funding (Section references relate to Indenture Supplement)

a. Reserve Account Funding Date (scheduled)	6/15/2009
b. Required Reserve Account Amount (.50% reduced to 0%, confirmed by Rating Agencies)	0.00
c. Beginning Available Reserve Account Amount	0.00
d. Reserve Draw Amount	0.00
e. Deposit pursuant to 4.4(a)(viii) the excess of b. over c.	0.00
f. Withdrawal for Reserve Account Surplus paid to Transferor pursuant to Section 4.10(d)	0.00
g. Withdrawal for Reserve Account Surplus paid to Transferor pursuant to Section 4.10(e)	0.00
h. Ending Available Reserve Account Amount	0.00

XV. Spread Account Funding (Section references relate to Indenture Supplement)

a. Spread Account Percentage	0.00%
b. Required Spread Account Amount	0.00
c. Beginning Available Spread Account Amount	0.00
d. Withdrawal pursuant to 4.11 (a) - Section 4.4(a)(v) Shortfall	0.00
e. Withdrawal pursuant to 4.11 (b) - Class C Expected Principal Payment Date	0.00
f. Withdrawal pursuant to 4.11 (c) - Early Amortization Event	0.00
g. Withdrawal pursuant to 4.11 (d) - Event of Default	0.00
h. Deposit pursuant to 4.4 (a)(ix) - Spread Account Deficiency	0.00
i. Withdrawal pursuant to 4.11 (f) - Spread Account Surplus Amount	0.00
j. Ending Available Spread Account Amount	0.00

XVI. Series Early Amortization Events
a. The Free Equity Amount is less than the Minimum Free Equity Amount	No

Free Equity:
i.	Free Equity Amount	1,399,299,275.05
ii.	Minimum Free Equity Amount	1,233,995,332.27
iii.	Excess Free Equity Amount	165,303,942.78

b. The Note Trust Principal Balance is less than the Required Principal Balance	No

Note Trust Principal Balance:
i.	Note Trust Principal Balance	17,628,504,746.75
ii.	Required Principal Balance	17,135,081,389.33
iii.	Excess Principal Balance	493,423,357.42

c. The three-month average Portfolio Yield is less than three-month average Base Rate	No

Portfolio Yield:
i.	Three month Average Portfolio Yield	15.9722%
ii.	Three month Average Base Rate	5.8001%
iii.	Three Month Average Excess Spread	10.1721%

d. The Note Principal Balance is outstanding beyond the Expected Principal Payment Date	No

i.	Expected Principal Payment Date	06/15/2010
ii.	Current Payment Date	04/15/2010

e. Are there any material modifications, extensions or waivers to pool asset terms, fees, penalties or payments?	No

f. Are there any material breaches or pool of assets representations and warranties or covenants?	No

g. Are there any material changes in criteria used to originate, acquire, or select new pool assets?	No

h. Has an early amortization event occurred?	No

IN WITNESS WHEREOF, the undersigned has duly executed this Monthly Noteholder's Statement as of the 12th day of April 2010 .

GENERAL ELECTRIC CAPITAL CORPORATION, as Servicer

By: /s/ Brian Doubles
Name: Brian Doubles
Title: Authorized Signatory